UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): November 1, 2001

                          Commission File No. 33-29340

                     UNIVERSAL SERVICES & ACQUISITIONS, INC.
             (Exact name of Registrant as specified in its charter)

               Colorado, USA                          84-1100774
                                                      ----------
       (State of Incorporation)            (IRS Employer Identification No.)

             21800 Oxnard Street Suite 440, Woodland Hills CA 91367
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (818) 598-6780
                                                 --------------

ITEM 1. Changes in Control of Registrant

On November 1, 2001, Universal Services & Acquisitions, Inc. (the "Company"), entered into an Agreement and Plan of Reorganization (the "Agreement") with Universal Medical Alliance ("UMA"), a Nevada corporation, and the UMA Shareholders whereby the Company issued 9,000,000 shares of "restricted securities" (common stock) to the UMA Shareholders in consideration of the exchange of 100% of the issued and outstanding shares of UMA. These shares amounted to approximately 90% in the aggregate of the post-Agreement outstanding voting securities of the Company, after giving effect to a twenty-two-to-one reverse stock split approved by the Company. In addition, the Company is changing its name to Universal Medical Alliance Corp. As part of the Agreement, the Company has appointed new directors to its Board of Directors. These new directors are Philip Kramer, Peter S. Muffoletto, and Troy A. Budgen. Mr. Kramer has been appointed President and Peter S. Muffoletto has been appointed Secretary and Treasurer.

UMA was organized in August, 2001, and is developing a group purchasing organization as well as intending to operate as an inventory management solution provider for office-based physicians, to assist them in managing their medical supplies inventories.

ITEM 2. Acquisition or Disposition of Assets.

See discussion above in Item 1.

ITEM 7. Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      Required Audited Financial Statements of UMA are attached hereto.

      (b) Pro Forma Financial Information.

      Required Pro Forma financial statements, taking into account the completion of the Agreement, are attached hereto.

      (c) Exhibits.

      10.1  Agreement and Plan of Reorganization.

      99    Universal Medical Alliance Financial Statements - September 30, 2001
      99    Pro Forma Condensed Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 6, 2001                         UNIVERSAL MEDICAL ALLIANCE CORP.
                                         Formerly Known as
                                         UNIVERSAL SERVICES & ACQUISITIONS, INC.


                                         /s/ Philip Kramer
                                         -----------------
                                         Philip Kramer, President

                             UNIVERSAL MEDICAL ALLIANCE
                                A NEVADA CORPORATION
                           (A DEVELOPMENT STAGE COMPANY)
                                FINANCIAL STATEMENTS
                                 SEPTEMBER 30, 2001

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------

INDEPENDENT AUDITORS' REPORT......................................          1

FINANCIAL STATEMENTS

       Balance Sheet..............................................          2

       Statement of Operations....................................          3

       Statement of Stockholder's Equity..........................          4

       Statement of Cash Flows....................................          5

       Notes to Financial Statements..............................        6 - 8

                          INDEPENDENT AUDITORS' REPORT

To The Stockholders and Board of Directors
Universal Medical Alliance
(A Development Stage Company)

We have audited the accompanying balance sheet of Universal Medical Alliance, a Nevada Corporation, as of September 30, 2001, and the related statements of operations, stockholder's equity and cash flows for the period from August 23, 2001 (date of inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Universal Medical Alliance as of September 30, 2001, and the results of its operations and its cash flows for the period from August 23, 2001 (date of inception) to September 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 7 to the financial statements, the Company has incurred losses of $11,317, has no revenue and needs additional capital to continue the development processes. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters also are described in Note
7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


MOFFITT & COMPANY, P.C.
SCOTTSDALE, ARIZONA

October 17, 2001

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2001

                                             ASSETS

CURRENT ASSETS
       Cash                                                      $      1,000
       Prepaid rent                                                     1,260
                                                                 ------------

          TOTAL CURRENT ASSETS                                                    $  2,260

PROPERTY AND EQUIPMENT, NET OF
   ACCUMULATED DEPRECIATION                                                          3,633
                                                                                  --------

          TOTAL ASSETS                                                            $  5,893
                                                                                  ========

                             LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES                                                                       $      0

STOCKHOLDER'S EQUITY
       Common stock
          Authorized - 10,000,000 shares, par value of $.001
          Issued and outstanding - 9,000,000 shares              $      9,000
       Paid in capital in excess of par value of
          common stock                                                  8,210
       Deficit accumulated during the development stage               (11,317)
                                                                 ------------

              TOTAL STOCKHOLDER'S EQUITY                                             5,893
                                                                                  --------

              TOTAL LIABILITIES AND
                 STOCKHOLDER'S EQUITY                                             $  5,893
                                                                                  ========

            See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
           FOR THE PERIOD FROM AUGUST 23, 2001 (DATE OF INCEPTION) TO
                               SEPTEMBER 30, 2001

REVENUES                                                            $         0

GENERAL AND ADMINISTRATIVE EXPENSES                                      11,317
                                                                    -----------

       NET (LOSS)                                                   $   (11,317)
                                                                    ===========

NET (LOSS) PER COMMON SHARE

       Basic and diluted                                            $     (0.00)
                                                                    ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING

       Basic and diluted                                              9,000,000
                                                                    ===========

            See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDER'S EQUITY
           FOR THE PERIOD FROM AUGUST 23, 2001 (DATE OF INCEPTION ) TO
                               SEPTEMBER 30, 2001

                                                                         Paid in        Deficit
                                                                       Capital in     Accumulated
                                                Common Stock            Excess of     During the
                                             --------------------       Par Value     Development
                                             Shares        Amount       of Stock         Stage            Total
                                             ------        ------      ----------     ------------        -----

AT DATE OF INCEPTION                              0        $    0        $    0        $      0         $      0

ISSUANCE OF COMMON STOCK
   FOR CASH - SEPTEMBER 28, 2001              1,000         1,000             0               0            1,000

ISSUANCE OF COMMON STOCK FOR
   PAYMENT OF ACCOUNTS PAYABLE -
   SEPTEMBER 30, 2001                         8,000         8,000         8,210               0           16,210

NET (LOSS) FOR THE PERIOD FROM
   AUGUST 23, 2001 (DATE OF INCEPTION)
   TO SEPTEMBER 30, 2001                          0             0             0         (11,317)         (11,317)
                                              -----        ------        ------        --------         --------

BALANCE, SEPTEMBER 30, 2001                   9,000        $9,000        $8,210        $(11,317)        $  5,893
                                              =====        ======        ======        ========         ========

                See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
           FOR THE PERIOD FROM AUGUST 23, 2001 (DATE OF INCEPTION) TO
                               SEPTEMBER 30, 2001

CASH FLOWS FROM OPERATING
   ACTIVITIES:
       Net (loss)                                         $    (11,317)
       Adjustments to reconcile net (loss) to
         net cash provided by operating activities:
           Depreciation                                            404
           Common stock issued for general and
              administrative expenses                           16,210
       Changes in operating assets:
           Prepaid rent                                         (1,260)
                                                          ------------
              NET CASH PROVIDED BY
                 OPERATING ACTIVITIES                                      $    4,037

CASH FLOWS FROM INVESTING ACTIVITIES:
       Purchases of property and equipment                      (4,037)
                                                          ------------
              NET CASH (USED) BY INVESTING ACTIVITIES                          (4,037)

CASH FLOWS FROM FINANCING ACTIVITIES:
       Proceeds from issuance of common stock                    1,000
                                                          ------------

              NET CASH PROVIDED BY
                 FINANCING ACTIVITIES                                           1,000
                                                                           ----------

NET INCREASE IN CASH                                                            1,000

CASH BALANCE AT DATE OF INCEPTION                                                   0
                                                                           ----------

CASH BALANCE AT SEPTEMBER 30, 2001                                         $    1,000
                                                                           ==========

SUPPLEMENTAL DISCLOSURE OF
   CASH FLOW INFORMATION

       Cash paid during the period for:

          Interest                                                         $        0
                                                                           ==========

          Taxes                                                            $        0
                                                                           ==========

NON-CASH INVESTING AND
   FINANCING ACTIVITIES

       Common stock issued for general and
          administrative expenses                                          $   16,210
                                                                           ==========

            See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Organization and Nature of Business

            Universal Medical Alliance, a Nevada corporation, was incorporated on August 23, 2001. The Company is developing a group purchasing organization and inventory management solution provider for physicians.

            Cash and Cash Equivalents

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

            Accounting Estimates

            Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

            Property and Equipment

            Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacement, maintenance and repairs, which do not improve or extend the lives of the respective assets, are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

            Income Taxes

            Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax basis of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No.109, Accounting for Income Taxes. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

            Net (Loss) Per Share

            The Company adopted Statement of Financial Accounting Standards No. 128 that requires the reporting of both basic and diluted (loss) per share. Basic (loss) per share is computed by dividing

            See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 1      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Net (Loss) Per Share (Continued)

            net (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with FASB 128, any anti-dilutive effects on net (loss) per share are excluded.

            Long-Lived Assets

            Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long- Lived Assets and for Long-Lived Assets to be Disposed of," requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset in question may not be recoverable. This standard did not have a material effect on the Company's results of operations, cash flows or financial position.

            Disclosure about Fair Value of Financial Instruments

            The Company estimates that the fair value of all financial instruments as of September 30, 2001, as defined in FASB 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

NOTE 2      DEVELOPMENT STAGE OPERATIONS

            As of September 30, 2001, the Company was in the development stage of operations. According to the Financial Accounting Standards Board of the Financial Accounting Foundation, a development stage Company is defined as a company that devotes most of its activities to establishing a new business activity. In addition, planned principal activities have not commenced, and the Company has not yet produced significant revenue.

NOTE 3      PROPERTY AND EQUIPMENT

            Property and equipment and accumulated depreciation consists of:

                Computer equipment                            $   4,037

                Less accumulated depreciation                       404
                                                              ---------

                     Net property and equipment               $   3,633
                                                              =========

            Depreciation expense for the period from August 23, 3001 to September 30, 2001 was $404.

            See Accompanying Notes and Independent Auditors' Report.

                           UNIVERSAL MEDICAL ALLIANCE
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

NOTE 4      INSURANCE

            The Company does not have any liability or workers' compensation insurance coverage.

NOTE 5      INCOME TAXES

            Significant components of the Company's deferred tax assets and liabilities are as follows:

               Net operating loss carryforward                       $     1,700

               Less valuation allowance                                    1,700
                                                                     -----------

               Net deferred tax asset                                $         0
                                                                     ===========

            A reconciliation of the valuation allowance is as follows:

               Balance at date of inception                          $         0

               Addition for the period from August 23, 2001 to
                  September 30, 2001                                       1,700
                                                                     -----------

               Balance, September 30, 2001                           $     1,700
                                                                     ===========

NOTE 6      NET OPERATING LOSS CARRYFORWARDS

            The Company has the following net operating loss carryforward:

                                                                 Expiration
                             Year                 Amount            Date
                      ------------------        -----------     ------------

                      September 30, 2001         $ 11,300           2021

            Future changes in ownership may limit the ability of the Company to utilize this net operating loss carryforward prior to its expiration.

NOTE 7      GOING CONCERN

            These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The Company has incurred losses of $11,317, has no revenue and needs additional capital to continue the development processes. These conditions raise doubt about its ability to continue as a going concern.

            Management's plan to eliminate the going concern situation include obtaining financing from either public or private sources.

            See Accompanying Notes and Independent Auditors' Report.

                    UNIVERSAL SERVICES AND ACQUISITIONS, INC.
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS

On or about November 1, 2001, Universal Services and Acquisitions, Inc. (hereinafter called Universal) acquired all of the issued and outstanding shares of Universal Medical Alliance (hereinafter called UMA) by issuing 9,000,000 shares of its common stock, par value $0.001.

In connection with the acquisition, UMA entered into a contract with Stein's Holdings, Inc. whereby UMA agreed to reimburse Stein's Holdings, Inc. $400,000 for its costs in consummating the merger between the two companies.

The acquisitions will be accounted for as a "reverse acquisition" in that Universal is the legal acquirer; however, UMA is the accounting acquirer.

In connection with the legal form of this transaction, UMA will merge into Universal and UMA will then be liquidated. For accounting purposes, the acquisition will be treated as a recapitalization of UMA rather than a business combination.

On or before the closing date, Universal will change its name to Universal Medical Alliance Corporation.

The accompanying condensed financial statements illustrate the effect of the acquisition (Pro Forma) on Universal's financial position and results of operations. The condensed balance sheet as of September 30, 2001, is based on the historical balance sheets of Universal and UMA as of that date and assumes the acquisition took place on that date. The condensed statements of income for the year ended December 31, 2000 and the nine months ended September 30, 2001, are based on the historical statements of income of Universal and UMA for those periods. The pro forma condensed statements of income assume the acquisition took place on January 1, 2000.

The pro forma condensed financial statements may not be indicative of the actual results of the acquisition. In particular, the pro forma condensed financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ.

The accompanying condensed pro forma financial statements should be read in connection with the historical financial statements of Universal and UMA.

                    UNIVERSAL SERVICES AND ACQUISITION, INC.
                  PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2001

                                          Universal
                                         Services and     Universal
                                         Acquisitions,     Medical
                                              Inc.         Alliance        Adjustments        Pro Forma
                                         -------------    ----------       -----------        ---------
ASSETS
       Cash                                $       0       $   1,000      $           0       $   1,000
       Prepaid expenses                            0           1,260                  0           1,260
                                           ---------       ---------                          ---------

            TOTAL CURRENT ASSETS                   0           2,260                  0           2,260

       Property and equipment, net of
          accumulated depreciation                 0           3,633                  0           3,633

       Investment                                  0               0       (3)   (9,000)              0
                                                                           (2)    9,000
                                                   0               0                  0               0
                                           ---------       ---------                          ---------

                                           $       0       $   5,893                          $   5,893
                                           =========       =========                          =========

LIABILITIES AND
   STOCKHOLDERS' (DEFICIT)

       Accounts payable                    $  44,515       $       0      $(4)  400,000       $ 444,515

       Common stock                           22,325           9,000       (1)  (21,325)         10,000

                                                                           (2) (100,605)
       Paid in capital                        79,280           8,210       (1)   21,325           8,210

                                                                           (3)   45,515
       Deficit accumulated during the                                      (4)  400,000
          development stage                 (146,120)        (11,317)      (3) (146,120)       (456,832)
                                           ---------       ---------                          ---------

                                           $       0       $   5,893                          $   5,893
                                           =========       =========                          =========

            See Notes to Pro Forma Financial Statements (Unaudited).

                    UNIVERSAL SERVICES AND ACQUISITIONS, INC.
               PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                              Universal
                             Services and        Universal
                             Acquisitions,        Medical
                                 Inc.             Alliance        Adjustments          Pro Forma
                             -------------      -----------       -----------          ---------
REVENUE                      $          0       $          0      $          0       $          0

EXPENSES                            2,209                  0       (B) 445,515            445,515
                             ------------       ------------                         ------------

NET (LOSS)                   $     (2,209)      $          0                         $   (445,515)
                             ============       ============                         ============

       (LOSS) PER SHARE      $       (.00)      $       (.00)                        $       (.04)
                             ============       ============                         ============

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                 10,000,000         10,000,000                           10,000,000
                             ============       ============                         ============

            See Notes to Pro Forma Financial Statements (Unaudited).

                    UNIVERSAL SERVICES AND ACQUISITIONS, INC.
               PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                   Universal
                                  Services and        Universal
                                  Acquisitions,        Medical
                                      Inc.             Alliance          Adjustments      Pro Forma
                                  -------------       ----------         -----------      ---------
REVENUE                           $          0       $          0      $           0     $          0

EXPENSES                                36,152             11,317       (B)  445,515          492,984
                                  ------------       ------------                        ------------

NET (LOSS)                        $    (36,152)      $    (11,317)                       $   (492,984)
                                  ============       ============                        ============

       NET (LOSS) PER COMMON
          SHARE                   $       (.00)      $       (.00)                       $       (.05)
                                  ============       ============                        ============

WEIGHTED AVERAGE NUMBER
   OF COMMON SHARES
   OUTSTANDING                      10,000,000         10,000,000                          10,000,000
                                  ============       ============                        ============

            See Notes to Pro Forma Financial Statements (Unaudited).

                    UNIVERSAL SERVICES AND ACQUISITIONS, INC.
                          NOTES TO PRO FORMA CONDENSED
                        FINANCIAL STATEMENTS (UNAUDITED)

NOTE A      THE PRO FORMA ADJUSTMENTS TO THE CONDENSED BALANCE SHEET ARE AS
            FOLLOWS:

            (1) To record a 22.325 to 1 reverse stock split                     21,325

            (2) Record issuance of 9,000,000 shares of common
                stock for acquisition of Universal Medical Alliance              9,000

            (3) Record merger of companies, liquidation of
                Universal Medical Alliance with Universal Medical
                Alliance being the accounting acquirer

                         Paid in capital                                        79,280
                         Deficit accumulated during the development stage      146,120
                         Remove inter-company investment                         9,000
                         Merger acquisition costs                               45,515

            (4) To record liability for merger acquisition costs               400,000

NOTE B THE PRO FORMA ADJUSTMENTS TO THE CONDENSED STATEMENTS OF INCOME ARE AS FOLLOWS:

                                                    December 31,   September 30,
                                                         2000           2001
                                                    ------------   -------------

            To expense merger acquisition costs      $  400,000     $  400,000

            See Notes to Pro Forma Financial Statements (Unaudited).